UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2013

HYATT HOTELS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On October 1, 2013, a qualified intermediary of Hyatt Hotels Corporation (the “Company”), acquired The Peabody Orlando hotel, a 1641-room convention center hotel in Orlando, Florida, from UST Hotel Joint Venture, Ltd. (“Seller”) in a like-kind exchange transaction, for approximately $717 million in cash (subject to standard and customary proration and closing adjustments) (the “Acquisition”).
The foregoing description of the Acquisition is not complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, as amended, dated August 27, 2013, between Hyatt Equities, LLC and Seller, filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 28, 2013, and incorporated herein by reference.
Forward-Looking Statements
Forward-Looking Statements in this 8-K, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, the rate and pace of economic recovery following economic downturns; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; if our third-party owners, franchisees or development partners are unable to access the capital necessary to fund current operations or implement our plans for growth; changes in the competitive environment in our industry and the markets where we operate; our ability to access the capital markets; and other risks discussed in the Company's filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this 8-K. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
Item 7.01. Regulation FD Disclosure.
On October 1, 2013, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1.
The information furnished under Item 7.01 in this Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Hyatt Hotels Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Hyatt Hotels Corporation Press Release, dated October 1, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: October 1, 2013	By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Hyatt Hotels Corporation Press Release, dated October 1, 2013